UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34186	03-0491827
(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 1, 2017, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Vanda Pharmaceuticals Inc. (the “Company”) awarded 2016 annual bonuses and approved 2017 annual base salaries and 2017 bonus target amounts for the Company’s named executive officers. Prior to approving the foregoing, the Compensation Committee reviewed an analysis of the Company’s executive compensation compared to the Company’s peer group conducted by Willis Towers Watson, a compensation consultant engaged by the Compensation Committee.

As part of the annual compensation review, the Committee also approved the promotion of James P. Kelly, the Company’s Senior Vice President, Chief Financial Officer, to Executive Vice President, Chief Financial Officer.

The Compensation Committee awarded bonuses for performance for the twelve-month period ended December 31, 2016, in the amounts set forth opposite the names of the executive officers listed below.

Name	Position	2016 Bonus
Mihael Polymeropoulos, M.D.	President and Chief Executive Officer	$1,483,200
James P. Kelly	Executive Vice President, Chief Financial Officer & Treasurer	$202,800
Paolo Baroldi, M.D.	Senior Vice President, Chief Medical Officer	$177,560
Richard L. Gulino	Senior Vice President, General Counsel & Secretary	$195,000
Gian Piero Reverberi	Senior Vice President, Chief Commercial Officer	207,000 (CHF)

The Compensation Committee approved 2017 annual base salaries and 2017 bonus target amounts for the twelve-month period ending December 31, 2017, in the amounts set forth opposite the names of the executive officers listed below.

Name	Position	2017 Base Salary	2017 Target Bonus
Mihael Polymeropoulos, M.D.	President and Chief Executive Officer	$675,000	80% of 2017 Base Salary
James P. Kelly	Executive Vice President, Chief Financial Officer & Treasurer	$465,000	50% of 2017 Base Salary
Paolo Baroldi, M.D.	Senior Vice President, Chief Medical Officer	$398,000	40% of 2017 Base Salary
Richard L. Gulino	Senior Vice President, General Counsel & Secretary	$345,000	40% of 2017 Base Salary
Gian Piero Reverberi	Senior Vice President, Chief Commercial Officer	474,000 (CHF)	45% of 2017 Base Salary

In addition, the Compensation Committee granted (i) options to purchase shares of the Company’s common stock at an exercise price equal to $14.50 per share, the closing price of the Company’s common stock on the Nasdaq Global Market on March 1, 2017 and (ii) restricted stock unit (“RSU”) awards under the Company’s 2016 Equity Incentive Plan to its named executive officers in the amounts set forth opposite the names of the named executive officers listed below. The options will vest in equal monthly installments over a period of four years from the date of the grant. The RSUs for all named executive officers other than Dr. Polymeropoulos will vest in four equal annual installments beginning on March 1, 2018. The RSUs for Dr. Polymeropoulos will vest as follows: 125,000 shares will vest on March 1, 2018 and 75,000 shares will vest on March 1, 2019.

Name	Position	Number of Shares Underlying Option Grant	Number of Shares Underlying RSU Award
Mihael Polymeropoulos, M.D.	President and Chief Executive Officer	275,000	200,000
James P. Kelly	Executive Vice President, Chief Financial Officer & Treasurer	70,000	70,000
Richard L. Gulino	Senior Vice President, General Counsel & Secretary	70,000	30,000
Gian Piero Reverberi	Senior Vice President, Chief Commercial Officer	70,000	30,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2017	VANDA PHARMACEUTICALS INC.

	By:	/S/ RICHARD L. GULINO
Name: Richard L. Gulino
Title: Senior Vice President, General Counsel

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